Exhibit 10.1

THIS AMENDMENT TO NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, IN CONNECTION WITH THE UNDERLYING NOTE, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.
FIRST AMENDMENT TO
SENIOR
CONVERTIBLE PROMISSORY NOTE
THIS FIRST AMENDMENT TO SENIOR CONVERTIBLE PROMISSORY NOTE (this “Amendment”), is dated as of October 6, 2023, by and among GSE Systems, Inc., a Delaware corporation (the “Maker” or the “Company”), and Lind Global Fund II LP, a Delaware limited partnership (together with its successors and representatives, the “Holder”).
WHEREAS, Maker is party to that certain Promissory Note, dated as of June 23, 2023, in the original principal amount of $1,800,000, made in favor of Holder (as amended, restated, amended and restated, supplemented, or modified from time to time, the “Note”); all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Note; and
WHEREAS, the parties wish to clarify that the Holder has the current ability to exercise rights under Section 2.1(r) of the Note based upon events preceding such note; and
WHEREAS, Maker and Holder now desire to enter into this Amendment to amend the Note to make certain provisions consistent with those of the mutual understanding of the parties.
NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (intending to be legally bound) hereby agree as follows:

1. Amendment to the Note. Subject to the terms and conditions contained herein, Maker and Holder hereby amend the Note to delete the existing Section 2.1(r) thereof in its entirety and replace the same with the following:
(r) at any time after January 31, 2024, the Company’s Market Capitalization is below $7 million for ten (10) consecutive days.
2. Representations and Warranties of Maker. After giving effect to Section 1 above, Maker hereby represents and warrants to and in favor of Holder, which representations and warranties shall survive the execution and delivery hereof, as follows:
(a) Each of the representations and warranties of Maker contained in the Note is true and correct in all material respects (without duplication of any materiality carve out already provided therein) on and as of the date hereof, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);
(b) This Amendment has been duly authorized, validly executed, and delivered by one or more duly authorized officers of Maker, and each of this Amendment and the Note as amended hereby constitutes the legal, valid, and binding obligations of Maker, enforceable against Maker in accordance with their respective terms, subject to bankruptcy, insolvency, or other similar laws affecting the enforcement of creditor's rights and remedies generally; and
(c) No default or Event of Default exists before or will result after giving effect to this Amendment.
3. No Other Amendments. Maker acknowledges and expressly agrees that this Amendment is limited to the extent expressly set forth herein and shall not constitute a modification or amendment of the Note or any other Transaction Document or a course of dealing at variance with the terms or conditions of the Note or any other Transaction Document (other than as expressly set forth in this Amendment).

4. Conditions Precedent to Effectiveness of this Amendment. The amendments contained in Section 1 of this Amendment and the other agreements contained herein shall become effective on the date hereof as long as each of the following conditions precedent is satisfied:
(a) all of the representations and warranties of Maker under Section 2 hereof, which are made as of the date hereof, are true and correct; and
(b) receipt by Holder of duly executed signature page(s) to this Amendment from Maker.
5. Reaffirmation; References to Note; Etc.
(a) Maker acknowledges and agrees that its obligations and liabilities under the Note and the other Transaction Documents, as amended hereby, are and shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(b) Upon the effectiveness of this Amendment, each reference in the Note to "this Note," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Note, as amended by this Amendment.
(c) The Note and all of the other Transaction Documents shall remain unaltered, and the Note and all of the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects, as modified by this Amendment.
6. Titles. Titles and section headings herein shall be without substantive meaning and are provided solely for the convenience of the parties.
7. Severability; Etc. In case any provision of or obligation under this Amendment shall be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality, and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Maker may not assign any of its respective rights or responsibilities under this Amendment without the prior written consent of Holder.

9. Governing Law. This Amendment shall be governed by and construed in accordance with the Laws of the State of Delaware, without reference to principles of conflict of laws or choice of laws.
10.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

GSE SYSTEMS, INC. By: /s/ Emmett Pepe____________ Name: Emmett Pepe Title: Treasurer and Chief Financial Officer
LIND GLOBAL FUND II LP By: Lind Global Partners II LLC, its General Partner By: /s/ Jeff Easton______________ Name: Jeff Easton Title: Managing Member